ARGYLE SECURITY ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS

Exhibit 99.1

ARGYLE SECURITY ACQUISITION CORPORATION
(a corporation in the development stage)

FINANCIAL STATEMENTS
January 30, 2006

INDEX TO FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firm	2

Financial Statements
Balance Sheet	3
Statement of Operations	4
Statement of Stockholders’ Equity	5
Statement of Cash Flows	6

Notes to Financial Statements	7 - 11

ARGYLE SECURITY ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Argyle Security Acquisition Corporation

We have audited the accompanying balance sheets of Argyle Security Acquisition Corporation (a corporation in the development stage) as of January 30, 2006 and December 31, 2005, and the related statements of operations, stockholders' equity and cash flows for the periods from June 22, 2005 (inception) to January 30, 2006, January 1, 2006 to January 30, 2006 and June 22, 2005 (inception) to December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Argyle Security Acquisition Corporation as of January 30, 2006 and December 31, 2005, and the results of its operations and its cash flows for the periods from June 22, 2005 (inception) to January 30, 2006, January 1, 2006 to January 30, 2006 and June 22, 2005 (inception) to December 31, 2005 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP
GOLDSTEIN GOLUB KESSLER LLP
New York, New York

February 3, 2006

ARGYLE SECURITY ACQUISITION CORPORATION
(a corporation in the development stage)

BALANCE SHEET

	January 30,	December 31,
	2006	2005
ASSETS
Current Assets
Cash	$777,880	$9,608
Cash held in trust account	28,721,363
Prepaid expenses	100,000
Other assets, deferred offering costs		294,745
Total assets	$29,599,243	$304,353

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accrued expenses		$132,096
Notes Payable, stockholders		155,000
Deferred underwriting fees	$1,377,017
Total liabilities	1,377,017	287,096

Value of Common Stock subject to redemption,
764,627 shraes at Redemption Value of $7.14 per share	5,459,435

Stockholders' equity
Preferred stock, $.0001 par value, authorized 1,000,000
shares; none issued	—	—
Common stock, $.0001 par value, authorized 89,000,000 shares;
issued and outstanding 4,762,546at January 30, 2006 and 937,500 at December 31, 2005	476	94
Paid-in capital in excess of par	22,762,851	24,906
Deficit accumulated during the development stage	(15,536)	(7,743)
Total stockholders' equity	22,762,791	17,257
Total liabilities and stockholders' equity	$29,777,851	$304,353

See accompanying notes to the financial statements.

ARGYLE SECURITY ACQUISITION CORPORATION
(a corporation in the development stage)

STATEMENT OF OPERATIONS

	For the period From June 22, 2005 (inception) to January 30, 2006	For the period From January 1 2006 to January 30, 2006	For the period From June 22, 2005 (inception) to December 31, 2005

Formation and operating costs	$15,536	$7,793	$7,743

Net loss	$15,536	7,793	7,743

Weighted-average shares outstanding (basic and diluted)	958,202	1,090,002	937,500

Net loss per share (basic and diluted)	$(0.02)	$(0.01)	$(0.01)

See accompanying notes to financial statements.

ARGYLE SECURITY ACQUISITION CORPORATION
(a corporation in the development stage)

STATEMENT OF STOCKHOLDERS' EQUITY

For the period from June 22, 2005
(inception) to January 30, 2006

			Paid-in Capital in Excess of Par	Deficit Accumulated During the Development Stage	Total Stockholders' Equity

	Common Stock
	Shares	Amount
Stock issuance on June 23, 2005 at $.027	937,500	$94	$24,906		$25,000
Net loss				$(7,743)	(7,743)
Balances, at December 31, 2005	937,500	$94	$24,906	$(7,743)	$17,257
Stock issuance on January 24, 2006 at $8	125,000	12	999,988		1,000,000
Stock issuance on January 30, 2006 at $8	3,625,000	362	28,999,638		29,000,000
Stock issuance on January 30, 2006 at $8	75,046	8	600,360		600,368
Proceeds from issuance of option			100		100
Expenses of offerings	(2,387,706)				(2,387,706)
Less: Proceeds subject to possible redemption of
764,627 shares			(5,459,435)		(5,459,435)
Net loss				(7,793)	(7,793)
Balances, at January 30, 2006	4,762,546	$476	$22,777,851	$(15,536)	$22,762,791

See accompanying notes to financial statements.

ARGYLE SECURITY ACQUISITION CORPORATION
(a corporation in the development stage)

STATEMENT OF CASH FLOWS

	For the period from June 22, 2005 (inception) to January 30, 2006	For the period from January 1, to January 30, 2006	For the period from June 22, 2005 (inception) to December 31, 2005

Cash flows from operating activities
Net loss	$(15,536)	$(7,793)	$(7,743)

Adjustment to reconcile net loss to net cash
provided by operating activities:
Increase in prepaid expenses	(100,000)	(100,000)
(Decrease) increase in accrued expenses		(4,096)	4,096
Net cash used in operating activities	(115,536)	(111,889)	(3,647)

Cash flows from investing activities:
Payment to trust account	(28,721,362)	(28,721,362)
Net cash used in investing activities	(28,721,362)	(28,721,362)

Cash flows from financing activities
Gross proceeds from private offering	30,600,368	30,600,368
Proceeds from issuance of option	100	100
Repayment of notes payable stockholders	(155,000)	(155,000)
Payment of offering costs	(715,945)	(715,945)
Proceeds from notes payable, stockholders	155,000		155,000
Proceeds from sale of common stock	25,000		25,000
Payments made for deferred offering costs	(294,745)	(128,000)	(166,745)

Net cash provided by financing activities	29,614,778	29,601,523	13,255

Net increase in cash	777,880	768,272	9,608
Cash, beginning of period	-	9,608	0
Cash, end of period	$777,880	$777,880	$9,608

Supplemental disclosure of cash flow information
Cash paid for interest	$3,177	$3,177
Supplemental schedule of non-cash financing activities:
Accrual of costs of public offering			$128,000
Accrual of deferred underwriting fees	$1,377,017	$1,377,017

See accompanying notes to financial statements.

ARGYLE SECURITY ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization, business operations and summary of significant accounting policies

Argyle Security Acquisition Corporation (the “Company”) was incorporated in Delaware on June 22, 2005 as a blank check company formed to acquire, through merger, capital stock exchange, asset acquisition or other similar business combination, a business in the security industry.

At January 30, 2006, the Company had not yet commenced any operations. All activity through January 30, 2006 relates to the Company’s formation, a private placement and initial public offering described below. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company’s initial public offering (the “Public Offering”) was declared effective on January 24, 2006. The Company completed a private placement (the “Private Placement”) on such date and received net proceeds of $892,500. The Company consummated the Public Offering on January 30, 2006 and received net proceeds of $27,305,162. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Private Placement and the Public Offering (collectively the “Offerings”) (as described in Note 2), although substantially all of the net proceeds of the Offerings are intended to be generally applied toward consummating a business combination with a target company. As used herein, a “target business” shall include an operating business in the security industry and a “business combination” shall mean the acquisition by the Company of a target business.

Of the proceeds of the Offerings, $28,721,362 is being held in a trust account (“Trust Account”) and invested until the earlier of (i) the consummation of the first business combination or (ii) the distribution of the Trust Account as described below. The amount in the Trust Account includes $1,332,017 of contingent underwriting compensation and $45,000 of contingent private placement fees (collectively the “Discount”) which will be paid to the underwriters if a business combination is consummated, but which will be forfeited in part if public stockholders elect to have their shares redeemed for cash if a business combination is not consummated. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that public stockholders owning a majority of the outstanding stock sold in the Offerings vote against the business combination and elect to have the Company redeem their shares for cash, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 937,500 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company with respect to any business combination and to vote the 125,000 shares of common stock included in the units they purchased in the Private Placement and any shares they acquire in the aftermarket in favor of the business combination. After consummation of the Company’s first business combination, all of these voting safeguards will no longer be applicable.

With respect to the first business combination which is approved and consummated, any holder of shares sold in the Public Offering, other than the Initial Stockholders and their nominees (the “Public Stockholders”) who voted against the business combination may demand that the Company redeem his or her shares. The per share redemption price will equal $7.14 per share plus interest earned thereon in the Trust Account. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares sold in this offering and the private placement may seek redemption of their shares in the event of a business combination.

The Company’s Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a business combination within 18 months from the date of consummation of the Public Offering, or 24 months from the consummation of the Public Offering if certain extension criteria have been satisfied. The Initial Stockholders purchased an aggregate of 125,000 units in the Private Placement, but have waived their right to liquidation distributions with respect to the shares of common stock included in such units. Accordingly, in the event of such a liquidation, the amount in the Trust Account will be distributed to the holders of the shares sold in the Public Offering.

ARGYLE SECURITY ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS

Cash and cash equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Income Taxes

The Company recorded a deferred income tax asset of approximately $2,633 and $5,282 for the tax effect of net operating loss carryforwards and temporary differences, aggregating $7,743 and $15,536. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at December 31, 2005 and January 30, 2006.

The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

Recently issued accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Loss per common share

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Offerings

Public Offering

On January 24, 2006, the Company sold 3,700,046 units to the public at a price of $8.00 per unit. Each unit consists of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (“warrant”). Each warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.50 commencing the later of the completion of a business combination with a target business or January 24, 2007 and expiring January 24, 2011. The underwriters were granted an option to purchase an additional 543,750 units within 45 days of the effective date of the registration statement to cover any over-allotments. The underwriters exercised the option with respect to 75,046 units on January 27, 2006 and were issued such units on January 30, 2006. The warrants are redeemable at a price of $.01 per warrant upon 30 days notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending three business days before we send the notice of redemption.

ARGYLE SECURITY ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
Private Placement

On January 24, 2006, the Company sold to certain of its officers and directors an aggregate of 125,000 units identical to the units sold in the Public Offering at a price of $8.00 per unit.

Note 3 - Notes payable to stockholders

The Company issued unsecured promissory notes to the Officers of the Company totaling $155,000, from June 23, 2005 to November 22, 2005. The Notes had an interest rate of 4% per annum and were paid in full with proceeds from the Public Offering, including interest of $3,177.

Note 4 - Commitments and Contingencies

The Company has granted to its Existing Stockholders options, exercisable only in the event the underwriters exercise the over allotment option at $0.027 per share, to purchase that number of shares which will enable them to maintain their 20% ownership interest after the offering.

We have elected to follow Accounting Principles Board Opinion No. 25 in accounting for our stock options. Under Accounting Principles Board Opinion No. 25, no compensation expense is recognized when the exercise price of our stock options equals the market price of the underlying stock on the date of grant. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following assumptions for:

•	weighted-average volatility factor of 0.10;

•	no expected dividend payments; weighted-average risk-free interest rates in effect of 5.0%; and

•	a weighted-average expected life of 0.13 years.

Based upon the above methodology, the per share weighted-average fair value of the Existing Stockholders’ options would be $6.99, or a total of $950,207.

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because our Existing Stockholders’ options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of our employee stock options.

The following summarizes information about stock options outstanding at January 30, 2006:

Options Outstanding				Options Exercisable
Exercise Price	Number Outstanding	Weighted- average Remaining Contractual Life	Weighted-average Exercise Price	Number Exercisable	Weighted-average Exercise Price

$0.027	135,938	48 days	$0.027	None	—

The Company’s officers and their respective affiliates purchased an aggregate of 125,000 units in the Private Placement, but have waived their right to liquidation distributions with respect to the shares of common stock included in such units. Accordingly, in the event of such a liquidation, the amount in the Trust Account will be distributed to the holders of the shares sold in the Public Offering.

Subsequent to January 30, 2006 the Company’s officers and their respective affiliates exercised options for 18, 761 shares.

ARGYLE SECURITY ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS

The Company sold to the  for co-managers of $100, options to purchase up to an aggregate of 187,500 units. The units issuable upon exercise of these options are identical to those sold on January 24, 2006. These options will be exercisable at $8.80 per unit commencing on the later of the consummation of a business combination and one year from January 24, 2006, and expiring January 24, 2011. The options and the 187,500 units, the 187,500 shares of common stock and the 187,500 warrants underlying such units, and the 187,500 shares of common stock underlying such warrants, have been deemed compensation by the National Association of Securities Dealers (“NASD”) and are therefore subject to a 180-day lock-up pursuant to Rule 2710(g) (1) of the NASD Conduct Rules. Additionally, these options may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following January 24, 2006. However, these options may be transferred to any underwriter and selected dealer participating in the offering and their bona fide officers or partners.

The Company will account for these purchase options as a cost of raising capital and will include the instrument as equity in its financial statements. Accordingly, there will be no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale. The Company has estimated, based upon a Black Scholes model, that the fair value of the purchase options on the date of sale is approximately $3.40 per unit, (a total value of approximately $637,500) using an expected life of five years, volatility of 44%, and a risk-free rate of 5%. However, because the Company’s units do not have a trading history, the volatility assumption is based on information currently available to management. The volatility estimate is derived using historical data of public companies in the proposed industry. The Company believes the volatility estimate calculated from these companies is a reasonable benchmark to use in estimating the expected volatility of our units; however, the use of an index to estimate volatility may not necessarily be representative of the volatility of the underlying securities. Although an expected life of five years was used in the calculation, if the Company does not consummate a business combination within the prescribed time period and it liquidates, the options will become worthless.

The Company has engaged Rodman & Renshaw, LLC (the "Representative"), on a non-exclusive basis, as its agent for the solicitation of the exercise of the warrants. To the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the Securities and Exchange Commission, the Company has agreed to pay the Representative for bona fide services rendered a commission equal to 5% of the exercise price for each warrant exercised more than one year after January 24, 2006, if the exercise was solicited by the Representative. In addition to soliciting, either orally or in writing, the exercise of the warrants, the Representative’s services may also include disseminating information, either orally or in writing, to warrant holders about the Company or the market for the Company’s securities, and assisting in the processing of the exercise of the warrants. No compensation will be paid to the Representative upon the exercise of the warrants if:

•	the market price of the underlying shares of common stock is lower than the exercise price;

•	the holder of the warrants has not confirmed in writing that the representative solicited the exercise;

•	the warrants are held in a discretionary account;

•	the warrants are exercised in an unsolicited transaction; or

•	the arrangements to pay the commission is not disclosed to warrant holders at the time of exercise.

Note 5 - Common stock reserved for issuance

At January 30, 2006, 3,825,046 shares of common stock were reserved for issuance upon exercise of redeemable warrants.

ARGYLE SECURITY ACQUISITION CORPORATION
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
Note 6 - Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences, as may be determined from time to time by the Board of Directors.

Note 7 - Stock split

On November 23, 2005, the Company effected a three-for-ten reverse split of its shares of common stock. All references in the accompanying financial statements to the number of shares of common stock and loss per share have been retroactively restated to reflect this transaction.